UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2011

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FIRST CORPORATION
(Name of Small Business issuer in its charter)

COLORADO	0-52724	90-0219158
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

Maranello, Watch House Green, Felsted, Essex, CM6 3EF, United Kingdom
 (Address of principal executive offices)

(403) 467-2356
(Registrant’s telephone number)

Item 8.01 Other Events

On August 1, 2011, First Corporation issued a press release announcing further results of its study with respect to the efficacy of the technology of Gecko Landmarks Ltd.  A copy of such press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99           Press Release, dated August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 1, 2011

First Corporation

/s/ Andrew Clarke
     Andrew Clarke, Chief Executive Officer